UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 5, 2004	0-29768
Date of Report (Date of earliest event reported)	Commission File Number

24/7 REAL MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	13-3995672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1250 Broadway New York, New York 10001
(Address of Principal Executive Offices) (Zip Code)

(212) 231-7100
(Registrant’s telephone number, including area code)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release of 24/7 Real Media, Inc., dated August 5, 2004, entitled “24/7 Real Media Reports Strong Results For Second Quarter of 2004; Pro Forma EPS of $0.02 and GAAP EPS of $0.04.”

Item 9.   Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12 — Results of Operations and Financial Condition,” is instead furnished under “Item 9 — Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 5, 2004 24/7 Real Media, Inc. (the “Company”) issued a press release announcing its results of operations for the three months ended June 30, 2004.  The press release contained the Company’s guidance to investors relating to the Company’s third fiscal quarter ending September 30, 2004 and for the full year ending December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.

Date: August 5, 2004	By:	/s/ Mark E. Moran
Mark E. Moran
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by 24/7 Real Media, Inc., dated August 5, 2004, entitled “24/7 Real Media Reports Strong Results For Second Quarter of 2004; Pro Forma EPS of $0.02 and GAAP EPS of $0.04.”